UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  June 12, 2018
WESTERN ALLIANCE BANCORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-32550	88-0365922
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One E. Washington Street, Suite 1400, Phoenix, Arizona  85004
(Address of principal executive offices)               (Zip Code)
(602) 389-3500
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On June 12, 2018, Western Alliance Bancorporation (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). The total number of shares of the Company’s common stock, par value of $0.0001 per share, voted in person or by proxy at the Annual Meeting was 98,102,344, representing 92.69% of the 105,857,628 shares outstanding and entitled to vote at the Annual Meeting. All matters voted upon at the Annual Meeting were approved with the required votes. The matters that were voted upon at the Annual Meeting, and the number of votes cast for or against, as well as the number of abstentions and broker non-votes, as to each such matter are set forth below.
Proposal 1 Election of Directors
The Company’s stockholders elected fourteen directors to each serve for a one-year term expiring in 2019. The voting results were as follows:

	VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
Bruce Beach	86,275,005	1,431,915	1,178,219	9,235,205
William S. Boyd	85,722,111	1,437,371	1,725,657	9,235,205
Howard N. Gould	87,841,838	707,424	335,877	9,235,205
Steven J. Hilton	79,341,606	5,628,375	3,915,158	9,235,205
Marianne Boyd Johnson	83,640,954	108,473	5,135,712	9,235,205
Robert P. Latta	88,416,892	139,124	329,123	9,235,205
Cary Mack	86,790,416	938,010	1,156,713	9,235,205
Todd Marshall	82,804,253	941,833	5,139,053	9,235,205
James E. Nave, D.V.M.	82,610,511	964,374	5,310,254	9,235,205
Michael Patriarca	88,661,623	29,684	193,832	9,235,205
Robert Gary Sarver	86,610,180	939,036	1,335,923	9,235,205
Donald D. Snyder	80,094,385	1,446,501	7,344,253	9,235,205
Sung Won Sohn, Ph.D.	88,707,705	33,456	143,978	9,235,205
Kenneth A. Vecchione	87,825,884	113,024	946,231	9,235,205
Proposal 2 Advisory (Non-Binding) Vote on Executive Compensation
The Company’s stockholders approved, on a non-binding advisory basis, executive compensation. The voting results were as follows:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
86,906,755	1,914,949	63,435	9,235,205
Proposal 3 Advisory (Non-Binding) Vote on Frequency of Executive Compensation Votes
The Company’s stockholders selected, on a non-binding advisory basis, every year as the frequency with which the Company should hold votes on executive compensation. The voting results were as follows:

EVERY YEAR	TWO YEARS	THREE YEARS	ABSTENTIONS
86,444,716	998,705	1,335,022	106,696

Proposal 4 Ratification of Auditor
The Company’s stockholders ratified the appointment of RSM US LLP as the Company’s independent auditors for the fiscal year ending December 31, 2018. The voting results were as follows:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
95,913,317	2,176,681	30,346	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WESTERN ALLIANCE BANCORPORATION
(Registrant)

/s/ Dale Gibbons
Dale Gibbons
Executive Vice President and Chief Financial Officer

Date: June 13, 2018